Change in Status	12 Months Ended
Dec. 31, 2018
Investment Company [Abstract]
CHANGE IN STATUS

4. CHANGE IN STATUS

Prior to the March 1, 2017 change in status as an investment company, the Company recorded its investments at fair value and recorded the changes in the fair value as unrealized gain or loss. In addition, the Company recorded its direct and indirect wholly and majority owned subsidiaries at fair value since they were operating companies not providing services to the Company and not investment companies.

Upon the effective date of the change in status, the fair value accounting as an investment company was no longer applicable to the Company, rather the Company began presenting such subsidiaries on a consolidated basis. The investments in unaffiliated issuers are measured at fair value or cost, less impairment. The Company's initial carrying value of the net assets of the investments in subsidiaries was the fair value on the effective date of the change in status determined as follows:

Fair value of subsidiaries as of the effective date of the change in status on March 1, 2017		$757,647
Total net assets of the combined properties
Intangible assets, net	$194,146
Cash	593,800
Prepayments	256
An amount due to a related party	(28,717)
Accounts payable and accrued expenses	(207,692)	551,793
Increase to the initial carrying value of the net assets on the effective date of the change in status on March 1, 2017		$205,854